                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   -------------------------------------------

                                   FORM 8-K/A

                                (AMENDMENT NO.1)
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 30, 2004


                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          FLORIDA                                               84-1331134
          -------                                               ----------
(State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)                                    Identification Number)

                                    000-28863
                                    ---------
                                   (Commission
                                   File Number)

                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
               (Address of Principal Executive Offices) (Zip Code)
               ---------------------------------------------------

                                 (203) 894-9700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the fact that we do not control the performance of third parties with whom we have contracts, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 5.02         APPOINTMENT OF PRINCIPAL OFFICERS

         This report amends the Company's current report on Form 8-k filed on December 13, 2004, to file a copy of the Employment Agreements (the"Agreements") entered into between the Company and Dr. Joseph Mackin and Mr. Gino Pereira on December 30, 2004.

         The employment agreement for Dr. Mackin provides for a term of five years, beginning January 3, 2005. Dr. Mackin's salary is set at $300,000. The employment agreement accelerated the vesting date for options previously granted to Dr. Mackin and provides for periodic grants of the Company's Common Stock to Dr. Mackin, with an initial grant of 2,000,000 shares. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The employment agreement provides for an acceleration of stock grants and payment to Dr. Mackin upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors or the chief executive officer of an amount equal to the lesser of three times his then current salary or the salary owed through the end of the employment agreement. The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Dr. Mackin in the event that his engagement with the Company is terminated prior to the registration of those shares.

         The employment agreement for Mr. Pereira provides for a term of five years, beginning December 1, 2004. Mr. Pereira's salary is set at $225,000, with a provision that such salary shall be increased to $300,000 at such time when Mr. Pereira's duties with the Company preclude him from performing work for other clients. The employment agreement provides for a grant of 3,000,000 shares of the Company's Common Stock to Mr. Pereira on the date of signing. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The employment agreement provides for payment to Mr. Pereira upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors, the chief executive officer or the president of an amount equal to the lesser of three times his then current salary or the salary owed through the end of the employment agreement The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Mr. Pereira in the event that his engagement with the Company is terminated prior to the registration of those shares.


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Copies of each of the aforementioned agreements are filed with our current report on Form 8-k file on January 6, 2005, and are incorporated herein by reference.

THE APPOINTMENT OF DR. MACKIN AS THE CHIEF OPERATING OFFICER FOR THE COMPANY AND THE APPOINTMENT OF MR. PEREIRA AS THE CHIEF FINANCIAL OFFICER FOR THE COMPANY WERE REPORTED IN OUR CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 13, 2004 (FILE NO. 000-28863). TO THE EXTENT THAT THE TERMS OF THESE EMPLOYMENT AGREEMENTS WERE NOT KNOWN AT THE TIME OF THAT REPORT, WE INTEND THIS REPORT TO AMEND THAT FILING.





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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

----------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.           Description             Filed with                  Incorporated by reference
                                               this 8-k
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                 Form            Filing Date         Exhibit No.
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1        Employment Agreement with                             8-k              1/6/2005             99.6
            Joseph Mackin
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2        Employment Agreement with Gino                        8-k              1/6/2005             99.7
            Pereira
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             By: /s/ Robert Tarini
                                                 -------------------------------
                                                 Robert Tarini
                                                 Chief Executive Officer




Date: January 6, 2005


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

EXHIBIT INDEX
----------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.           Description             Filed with                  Incorporated by reference
                                               this 8-k
----------- --------------------------------- ------------ ---------------------------------------------------------
                                                                 Form            Filing Date         Exhibit No.
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1        Employment Agreement with                             8-k              1/6/2005             99.6
            Joseph Mackin
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2        Employment Agreement with Gino                        8-k              1/6/2005             99.7
            Pereira
----------- --------------------------------- ------------ ------------------ ------------------- ------------------

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